Significant Non-Cash Transaction	12 Months Ended
Dec. 31, 2023
Disclosure Of Significant Noncash Transaction Abstract
Significant non-cash transaction

Note 1 - Significant non-cash transaction

During the financial year ended 31 December 2021, a total of RM37.0 million (USD8.9 million) of dividends were declared; of the RM37 million in dividends, approximately RM34.8 million (USD8.4 million) used to offset amounts due from a related party (whom is also a major shareholder of the Group), the remainder of RM2.2 million (USD0.5 million) remains outstanding and payable at 31 December 2021.

During the financial year ended 31 December 2022, a total RM6.9 million (USD1.6 million) of dividends were declared for offset amounts due from a related party (whom is also a major shareholder of the Group).